Transactions with Parties in Interest	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Transactions with Parties in Interest	Transactions with Parties in Interest
As of December 31, 2025 and 2024, the Master Trust held investments in Mohawk Industries, Inc. common stock, registered investment companies and common collective funds that are sponsored by the Trustee. In addition, administrative fees were paid for recordkeeping functions of the Plan, which qualify as exempt parties in interest transactions.
Fidelity receives revenue from the Plan's money market investment for services Fidelity provides to the fund. This revenue is used to offset certain amounts owed to Fidelity for its administrative services provided to the Plan. If the revenue received by Fidelity were to exceed the amount owed under the trust agreement, Fidelity would remit the excess to the Plan's trust and such amounts could be applied to pay plan administrative expenses or allocated to the accounts of participants. Revenue received during 2025 was zero.